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                                                                EXHIBIT 23.1

                        Independent Accountants' Consent



We consent to the  inclusion in this  Registration  Statement of Citizens  First
Corporation on Form SB-2 of our independent accountants' report dated January 17, 2003, on the consolidated financial statements as of December
31, 2002 and 2001, included in its Annual Report (Form 10-K SB) for the year ended December 31, 2002. We also consent to the reference to our firm under the caption "Experts" appearing in the Registration Statement.

                                                /s/ BDK, LLP

Louisville, Kentucky
April 15, 2003









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